Summary prospectus supplement	June 1, 2012

Putnam Global Energy Fund Summary Prospectus dated December 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Steven Curbow and Greg Kelly.

Mr. Kelly, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2012.

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